Intangible Assets - Estimated Amortization Expense (Detail) $ in Millions	Dec. 31, 2017 USD ($)
Finite-Lived Intangible Assets, Net, Amortization Expense, Fiscal Year Maturity [Abstract]
2018	$ 148
2019	119
2020	93
2021	71
2022	$ 51